Exhibit 99.2

Scientific Games Third Quarter 2010 Earnings Presentation

Safe Harbor Statement In this presentation the Company makes "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements describe future expectations, plans, results or strategies and can often be identified by the use of terminology such as "may", "will," "estimate," "intend," "continue," "believe," "expect," "anticipate," "could," "potential," "opportunity," or similar terminology. These statements are based upon management's current expectations, assumptions and estimates and are not guarantees of future results or performance. Actual results may differ materially from those projected in these statements due to a variety of risks and uncertainties and other factors, including, among other things: competition; material adverse changes in economic and industry conditions; technological change; retention and renewal of existing contracts and entry into new or revised contracts; inability to fully realize, and risks associated with, our deferred tax assets; availability and adequacy of cash flow to satisfy obligations and indebtedness or future needs; protection of intellectual property; security and integrity of software and systems; laws and government regulation, including those relating to gaming licenses, permits and operations; inability to identify, complete and integrate future acquisitions; inability to benefit from, and risks associated with, joint ventures and strategic investments and relationships; failure to enter into the Illinois Lottery private management agreement (including as a result of a protest) or failure to meet the related net income targets or otherwise realize the anticipated benefits under such agreement; seasonality; inability to identify and capitalize on trends and changes in the lottery and gaming industries; inability to enhance and develop successful gaming concepts; dependence on suppliers and manufacturers; liability for product defects; fluctuations in foreign currency exchange rates and other factors associated with foreign operations; influence of certain stockholders; dependence on key personnel; failure to perform on contracts; resolution of pending or future litigation; labor matters; and stock price volatility. Additional information regarding risks and uncertainties and other factors that could cause actual results to differ materially from those contemplated in forward-looking statements is included from time to time in the Company’s filings with the Securities and Exchange Commission, including under the heading “Risk Factors” in our periodic reports. The date of this presentation is as of October 28, 2010, and the information provided herein is presented through the dates indicated on the applicable slides. Forward-looking statements speak only as of the date they are made and, except for Scientific Games’ ongoing obligations under the U.S. federal securities laws, Scientific Games undertakes no obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise. Note Regarding Presentation of Non-GAAP Financial Measures: This presentation and the related discussion include certain financial measures that were not prepared in accordance with U.S. generally accepted accounting principles. Additional information regarding these non-GAAP financial measures, including reconciliations to the most directly comparable U.S. GAAP financial measures, can be found in this presentation or in Scientific Games’ press release dated October 28, 2010. This press release is available on Scientific Games’ website at www.scientificgames.com in the “Investor Information – Press Releases” section.

Q3: Key Takeaways Completed the sale of racing and venue management businesses to Sportech Plc Company now focused on core lottery and gaming businesses First of its kind Private Management Agreement in Illinois awarded to Northstar Lottery Group, a joint venture in which Scientific Games participates at 20%; currently finalizing contract New Italian instant ticket concession began operations on October 1, 2010; implementing growth initiatives, including plans to expand retailer base Refocusing efforts in China to accelerate growth Recent financing enhanced maturity profile of debt and liquidity Well positioned for the future Stable contract base providing significant recurring revenue Significant new contract awards that are anticipated to benefit 2011 and beyond Progress made on key growth initiatives 3

Stable Contract Base with Recurring Revenue 2009 Pro Forma Revenue: $818 million(1) Percent of 2009 Pro Forma Recurring Revenue by Contract Expiration(1)(2) $613 $205 Weighted Average Contract Duration(2) Printed Products 5.5 years Lottery Systems 6.1 years Diversified Gaming 5.1 years In the last 24 months, the Company has faced renewals valued at >$300M of historical revenue. Included in that amount were our top six customers, all of which were renewed. 2009 pro forma revenue excludes (a) revenue associated with the racing and venue management businesses, which were sold in October 2010, (b) revenue associated with contracts entered into during 2009 that did not produce revenue in 2009 and (c) revenue from new contract awards in 2010. The 2009 pro forma recurring revenue by contract expiration table excludes several small contracts that constitute ~11% of 2009 pro forma recurring revenue. 2009 pro forma revenue and pro forma recurring revenue are non-GAAP measures that are reconciled in the Appendix of this presentation to 2009 revenue calculated in accordance with GAAP. (2) Assumes all available contract extensions are exercised. 4 Recurring revenue ~75%

Northstar Lottery Group Joint venture between Scientific Games (20%) and GTECH (80%) Awarded the private manager contract for the day-to-day operations of the Illinois Lottery for a period of 10 years First award of its kind in the U.S. lottery industry Northstar will be eligible for incentive compensation payments to the extent it is successful in increasing the Illinois Lottery's net income above certain target levels and responsible for payments to Illinois if targets are not achieved, in both cases subject to a cap of 5% of the lottery’s net income Scientific Games will be responsible for the design, development, manufacturing, warehousing and distribution of instant lottery tickets and will be compensated based on a percentage of retail sales New contract scheduled to commence on July 1, 2011, subject to successful protest resolution 5

Northstar Growth Opportunities

- **Significant opportunity to grow lottery retail sales in Illinois, particularly instant ticket sales**
- **Northstar plans substantial increases in advertising and marketing to expand consumer awareness**
- **Northstar plans to increase the retailer base from 7K+ today to ~13K to make product more available to the public**
- **Development of innovative products**

FY'10 Annual Per Capita Total Lottery Sales



$669
$371
$347
$299
$243
$236
$215
$172
$169
MA
GA
NY
NJ
PA
MI
OH
IL
U.S. Avg.
Best Practices
Best Peers

FY'10 Annual Instant Per Capita Sales



$457
$246
$185
$169
$139
$119
$75
$92
$94
MA
GA
NY
NJ
PA
OH
MI
IL
U.S. Avg.
Best Practices
Best Peers

Retailer Density (People/Retailer)



809
933
1,202
1,222
1,273
1,416
1,489
1,775
1,416
MA
MI
GA
NY
OH
NJ
PA
IL
U.S. Avg.

Source: Lafleurs Lottery Almanac.

6

China Update Total instant ticket retail sales grew by ~19% in Q3’10 driven primarily by the success of the China Welfare Lottery’s exclusive rights to the Shanghai Expo brand and aggressive campaign to increase price points Sales growth plan will focus on the implementation of best practices, including Increasing retailer base and penetration of validation terminals Exploring new forms of distribution Improving CSL brand by introducing licensed properties Increasing price points Extending credit to retailers 7 Total Instant Ticket Retail Sales Share of Retail Sales 19% 21%

Q3’10 Consolidated Results Decline in revenue primarily driven by lower Lottery Systems Group sales of hardware and online contract terminations Printed Products Group revenue negatively impacted by sales to international customers, primarily ticket sales to joint venture in Italy Diversified Gaming Group revenue declined primarily due to FX Q3’10 Q3’09 Printed Products Lottery Systems Diversified Gaming 8 Adjusted EBITDA is a non-GAAP measure based on the definition of "consolidated EBITDA" in our credit agreement (summarized in our October 28, 2010 press release), except that adjusted EBITDA as used herein includes (without duplication) our share of the income (or deficit) of our joint ventures, whether or not such income has been distributed to us (whereas "consolidated EBITDA" for purposes of the credit agreement includes such income only to the extent it has been distributed to us). A reconciliation of adjusted EBITDA to net income is included in our October 28, 2010 press release. Q3’09 Q3’10 Adjusted EBITDA(1) ($M) Revenue ($M) Impact of Lower Revenue JV Income

Earnings Per Share Amounts reflected on a per diluted share basis. Items reflect adjustments to “consolidated EBITDA” under the credit agreement on an after-tax basis. Excludes a gain of approximately $0.01 per diluted share for the third quarter ended September 30, 2010 related to foreign currency, which is not an adjustment to “consolidated EBITDA” under the Company’s credit agreement. 9 Q3 Q3 2010 2009 Reported diluted net income per share 0.07 $ 0.16 $ After-Tax Impact of Certain Items Included in Reported EPS (1)(2)(3) : Description Per Share Impact on Reported EPS Racing disposition charges and expenses Write-down of assets "held for sale" to net proceeds anticipated from the transaction $ (0.02) $ - Debt related fees and charges Write-off of deferred financing fees in connection with bond refinancing (0.02) 0.00 Non-cash stock-based compensation expenses (0.03) (0.05) Other Severance related to the Videobet transition at Global Draw, acquisition advisory fees, professional fees related to the Italian instant ticket tender (0.01) (0.00)

Joint Ventures Decline in equity in earnings of joint ventures primarily attributable to the decline in earnings from CLN (Italy) due to foreign currency translation and increased costs at our China printing joint venture Italy retail sales rebounded in August (+8.5% Y/Y) and September (+6.1% Y/Y) Impact of the amortization of the upfront payment in Italy will begin in the fourth quarter of 2010 Company’s pro rata share of Sportech’s net income/loss will be recorded as equity in earnings of joint venture in the fourth quarter of 2010 10 Equity in Earnings of Joint Ventures ($M) Joint Venture EBITDA(1) ($M) (1) Joint venture EBITDA is a non-GAAP measure and represents our share of our joint ventures’ EBITDA, which is defined as equity in earnings of our joint ventures (whether or not any such earnings have been distributed to us) plus joint ventures income tax expense, depreciation and amortization expense and interest expense, net of other. A reconciliation of joint venture EBITDA to equity in earnings of joint ventures is included in our October 28, 2010 press release.

Printed Products The Company’s licensed properties business, MDI Entertainment, experienced growth due in part to its Properties PlusTM offering The decline in instant sales included sales to Italy due to the tender process and the impact of the timing of the €20 ticket release in Q3 last year The phone card business continues to decline 11 Q3’10 Q3’09 Q3’10 Q3’09 Operating Income ($M) Revenue ($M) Licensed Properties CSP Customers Phone Cards SG&A $1 Instant Sales

Lottery Systems The decline in hardware sales was primarily the result of the fulfillment of a large customer order in 2009 Lost contracts and contract rate changes primarily related to customer losses in NH (7/10), VT (7/10) and SD (8/09) 12 Revenue ($M) Operating Income ($M) Q3’10 Q3’09 Q3’10 Q3’09 Hardware & Software Sales Lost Contracts & Contract Rate Changes FX/Other Lower Revenue SG&A & D&A

Q3’10 Q3’09 Hardware & Software Sales FX Racing Handle Global Draw Diversified Gaming Growth in hardware and software sales driven primarily by sales to racing and venue management customers The decline in Global Draw and Games Media revenue was primarily the result of contract renewals, along with the impact of FX However, Global Draw’s gross win/terminal/day continued to grow vs. the prior-year period (+6% Y/Y) 13 Revenue ($M) Operating Income ($M) Q3’10 Q3’09 D&A Lower Sales Non-Cash Racing Charges SG&A

Debt Maturity Profile: Then vs. Now At 12/31/08 At 9/30/10 Weighted average maturity has improved from 3.8 years to 5.6 years In Q3’10, the Company raised $250M in new notes due 2018 and successfully tendered for $108M, or 57%, of the 2012 Notes $151M of revolver availability and $250M of cash as of 9/30/10 ($ in millions) Weighted Average Debt Maturity: 3.8 years Weighted Average Debt Maturity: 5.6 years 14 $90 $6 $524 $38 $274 $200 $200 $6 $6 $6 $0 $150 $300 $450 $600 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 $ in millions 7.875% Notes 8.125% Notes U.S. Senior Secured Term Loan Global Draw Earnout Obligations Senior Subordinated Notes 0.75% Convertible Debt China Debt $2 $6 $6 $560 $80 $200 $250 $350 $17 $9 $0 $150 $300 $450 $600 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 $ in millions 7.875% Notes 9.250% Notes 8.125% Notes U.S. Senior Secured Term Loan China Term Loans Senior Subordinated Notes 6.25% Notes

Appendix

Reconciliation of Pro Forma Revenue ($ in millions) 2009 Reported revenue 927.7 $ Less: Racing and venue management businesses (110.2) 2009 Pro forma revenue 817.5 Less: Sales revenue (60.9) Less: Non-recurring service revenue (143.6) 2009 Pro forma recurring revenue 613.0 $